VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance as of December 31, 2022	3,300,778	(634,993)	2,665,785
Acquisition of vessels from H-Line	295,900	—	295,900
Purchase of Golden Hawk	15,300	—	15,300
Other additions	9,048	—	9,048
Disposals and transfer to Vessels Held for Sale*	(101,644)	30,335	(71,309)
Transfer from newbuildings	219,504	—	219,504
Transfer to Vessels Held for Sale**	(20,380)	5,894	(14,486)
Impairment	(11,780)	—	(11,780)
Depreciation	—	(120,602)	(120,602)
Balance as of December 31, 2023	3,706,726	(719,366)	2,987,360
Other additions	1,340	—	1,340
Disposals*	(78,759)	21,991	(56,768)
Transfer from newbuildings	153,837	—	153,837
Depreciation	—	(126,640)	(126,640)
Balance as of December 31, 2024	3,783,144	(824,015)	2,959,129
*this line includes vessels sold and delivered to new owners during 2024 and 2023.
**this line includes transfer to Vessels held for sale which are reflected on the balance sheet as of December 31, 2023.

As of December 31, 2024, we owned 18 Newcastlemaxes, 33 Capesizes, 28 Kamsarmaxes and 4 Panamaxes (as of December 31, 2023: 19 Newcastlemaxes, 33 Capesizes, 24 Kamsarmaxes and 7 Panamaxes).

In September 2024, we entered into agreements to sell one Newcastlemax vessel, Golden Gayle, and one Panamax vessel, Golden Diamond, to unrelated third parties for a total gross amount of $57.5 million. The vessels was delivered to its new owners in November 2024 and October 2024, respectively, upon which we recorded gains of $16.1 million from the sales.

In June 2024, we entered into an agreement to sell one Panamax vessel, Golden Ruby, to an unrelated third party for a total gross amount of $21.0 million. Upon delivery of the vessel in August 2024, we recorded a gain of $4.2 million from the sale.

In December 2023, we entered into an agreement to sell one Panamax vessel, Golden Bull, to an unrelated third party for a total gross amount of $16.0 million. The vessel was delivered to its new owner in February 2024, upon which we recorded a gain of $1.1 million from the sale.

In September 2023, we entered into an agreement to sell one Panamax vessel, Golden Suek, to an unrelated third party for a gross consideration of $15.0 million. The vessel was delivered to its new owner in September 2023, upon which we recorded a gain of $0.8 million from the sale.
With reference to Note 10 "Operating Leases" and Note 17 "Finance Leases", in September 2023, we declared the purchase option for Golden Hawk in the amount of $15.3 million. We paid the full amount in November 2023, upon which finance lease was terminated and we recorded additions to vessels and equipment. Further, we sold the vessel to a third-party buyer in November 2023 and recorded a gain of $5.8 million from the sale.

In March 2023, we entered into an agreement to sell two Capesize vessels, Golden Feng and Golden Shui, to an unrelated third party for a total gross amount of $44.0 million. We recorded an impairment loss of $11.8 million in connection with the sale.

In February 2023, we entered into an agreement to acquire six modern 208,000 dwt Newcastlemax vessels equipped with exhaust gas cleaning systems, or scrubbers, for a total consideration of $291.0 million. The acquired vessels are chartered back to their former owner, an unrelated third party, for approximately 36 months at an average net TCE rate of just above $21,000 per day. As of December 31, 2024, all six vessels were delivered to us and full consideration was paid for these vessels.

The time charter contracts attached to the six Newcastlemax vessels delivered in the year ended December 31, 2023, were valued to net $4.9 million, which was capitalized upon delivery of vessels and recorded as an asset of $2.0 million and a liability of $6.9 million.

In November 2022, we entered into an agreement to sell two Panamax vessels, Golden Ice and Golden Strength, to an unrelated third party for a total gross amount of $30.3 million. Upon delivery of Golden Strength in January 2023, we recorded a gain of $2.6 million from the sale. Golden Ice was delivered to its new owner in December 2022, at which time we recorded a gain of $2.8 million.

In June 2022, we entered into an agreement to sell en-bloc two Ultramax vessels, Golden Cecilie and Golden Cathrine to an unrelated third party for a total gross amount of $63.0 million. The vessels were delivered to their new owner in the third quarter of 2022, upon which we recorded a gain of $21.9 million from the sale.

In February 2022, we entered into an agreement to sell en-bloc three older Kamsarmax vessels, Golden Empress, Golden Enterprise and Golden Endeavour to an unrelated third party for a total gross amount of $52.0 million. The vessels were delivered to their new owner in the second quarter of 2022 upon which we recorded a gain of $9.5 million from the sale.

With reference to Note 16, "Newbuildings", during the year ended December 31, 2024 and December 31, 2023, four and six newbuildings were delivered to us and related accumulated costs were transferred to the "Vessels and equipment, net" in the total amount of $153.8 million and $219.5 million, respectively.

In 2024, we capitalized a total of $1.3 million in relation to the completed installation of Mewis Duct and nil in relation to the installation of ballast water treatment systems ("BWTS") and scrubbers. In 2023 and 2022, we capitalized a total of $9.1 million and $6.0 million in relation to the installation of BWTS and scrubbers, respectively.

Total depreciation expense for own vessels was $126.6 million, $120.6 million and $114.9 million in 2024, 2023 and 2022, respectively. For depreciation expense for finance leases, please refer to Note 17, "Finance Leases".
VESSELS HELD FOR SALE
There were no vessels held for sale as of December 31, 2024. In December 2023, we entered into an agreement to sell a Panamax vessel, Golden Bull, to an unrelated third party for a total gross amount of $16.0 million. The vessel was delivered to its new owner in February 2024 and was classified as held for sale as of December 31, 2023.